UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8338

Western Asset Emerging Markets Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2008

ITEM 1.                  REPORT TO STOCKHOLDERS.

                The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / AUGUST 31, 2008

Western Asset

Emerging Markets

Floating Rate Fund Inc.

(EFL)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	6

Statement of operations	7

Statements of changes in net assets	8

Financial highlights	9

Notes to financial statements	10

Dividend reinvestment plan	18

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended August 31, 2008. Looking back, fourth quarter 2007 U.S. gross domestic product (“GDP”)i declined 0.2%. This contraction in economic activity was attributed to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth was 2.8%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first eight months of 2008, and the unemployment rate rose to 6.1% in August, its highest level since September 2003. After oil reached a record $147 a barrel on July 11, 2008, it fell to $115 as of August 31, 2008. However, it continues to be well above the price of $74 per barrel as of August 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. In September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September (after the reporting period ended), the Fed held rates steady. In conjunction with its September meeting, the Fed stated: “Strains in financial markets have increased significantly and labor markets have weakened further. Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few quarters.” Then, on

Western Asset Emerging Markets Floating Rate Fund Inc.	I

Letter from the chairman continued

October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%.

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. Then, after the close of the reporting period, in mid-September, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. The U.S. Department of the Treasury also took an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by the President of the United States.

During the six-month reporting period ended August 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a “flight to quality” during the first quarter of 2008, causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then moved higher in April, May and early June, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the six months ended August 31, 2008, two-year Treasury yields went from 1.65% to 2.36%. Over the same time frame, 10-year Treasury yields moved from 3.53% to 3.83%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.18%.

Periods of increased investor risk aversion caused the high-yield bond market to produce lackluster results over the six months ended August 31, 2008. During that period, the Citigroup High Yield Market Indexv returned -0.18%.

II	Western Asset Emerging Markets Floating Rate Fund Inc.

While high-yield bond prices rallied on several occasions, it was not enough to overcome several flights to quality that served to drag down the sector.

Despite periods of extreme market volatility and increased investor risk aversion, the emerging debt market posted a modestly positive return for the six months ended August 31, 2008. During that period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 1.06%. Emerging market debt prices fluctuated given uncertainties regarding the potential fallout from the credit crisis in the U.S., fears of slower global growth and gyrating commodity prices. However, this was more than offset by overall solid demand, superior growth rates, increased domestic spending and rating upgrades in countries such as Brazil. For example, in the spring of 2008, Brazil received an investment grade credit rating for the first time from Standard & Poor’s. While many commodity prices are now lower than they were when they reached record high levels earlier in the year, they remain relatively high—further supporting many emerging market countries.

Performance review

For the six months ended August 31, 2008, Western Asset Emerging Markets Floating Rate Fund Inc. returned 1.18% based on its net asset value (“NAV”)vii and 41.16% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 1.06% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii returned -0.62% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.51 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of August 31, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$12.35 (NAV)	1.18%
$15.98 (Market Price)	41.16%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Emerging Markets Floating Rate Fund Inc.	III

Letter from the chairman continued

Special shareholder notice

On May 27, 2008, the Boards of Directors of Western Asset Emerging Markets Floating Rate Fund Inc. and Western Asset Emerging Markets Debt Fund Inc. approved a delay in the solicitation of shareholders of Western Asset Emerging Markets Floating Rate Fund to seek their approval of the previously announced plan to merge Western Asset Floating Rate Fund with and into Western Asset Emerging Markets Debt Fund. The shareholders of Western Asset Emerging Markets Debt Fund are not required to approve the merger because of the comparative sizes of the two Funds.

The Funds’ investment manager and subadviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Western Asset Management Company (“Western Asset”), respectively, recommended that the Boards of Directors of the Funds approve this delay in seeking shareholder approval of the proposed merger due to a change in the relative market price of the Funds’ common shares since the merger was first approved by the Funds’ Boards and announced to the public on February 15, 2008. At the time of the Boards’ approval of the proposed merger, both Funds’ common shares traded at approximately the same level of discount to NAV. Since that time, however, the market price of Western Asset Emerging Markets Floating Rate Fund’s common shares has appreciated considerably. As a result, common shares of Western Asset Emerging Markets Floating Rate Fund currently trade at a premium to their NAV, while the common shares of Western Asset Emerging Markets Debt Fund continue to trade at a discount. This is significant because, pursuant to the terms of the proposed merger, each common share of Western Asset Emerging Markets Floating Rate Fund would convert into an equivalent dollar amount (to the nearest $0.001) of common shares of Western Asset Emerging Markets Debt Fund, based on the NAV of each Fund calculated at the close of business on the business day preceding the closing date of the merger. Shareholders of Western Asset Emerging Markets Floating Rate Fund will always receive an equivalent dollar amount of their shares’ NAV in a merger with Western Asset Emerging Markets Debt Fund; however, since Western Asset Emerging Markets Floating Rate Fund’s common shares are currently trading at a significant premium to NAV and common shares of Western Asset Emerging Markets Debt Fund are trading at a discount to NAV, seeking a merger at this time would not be advantageous to shareholders of Western Asset Emerging Markets Floating Rate Fund.

In initially recommending the merger to each Board, LMPFA and Western Asset cited the changing nature of emerging market debt issuance which has made it increasingly difficult to secure the floating-rate emerging market debt securities in which Western Asset Emerging Markets Floating Rate Fund invests. In light of these developments in the market for floating-rate emerging market debt securities and the beliefs of LMPFA and Western

IV	Western Asset Emerging Markets Floating Rate Fund Inc.

Asset, the Board of Western Asset Emerging Markets Floating Rate Fund approved the merger of the Fund into Western Asset Emerging Markets Debt Fund. The Board and management continue to believe that since Western Asset Emerging Markets Debt Fund invests in a much broader range of emerging market debt securities, a merger would benefit Western Asset Emerging Markets Floating Rate Fund shareholders by allowing them to continue to have exposure to emerging markets through a Fund with more viable investment strategies. In addition, the Board of Western Asset Emerging Markets Floating Rate Fund continues to believe that combining the two Funds could benefit Western Asset Emerging Markets Floating Rate Fund shareholders by providing a lower operating expense ratio, enhanced market liquidity due to the increased number of shares outstanding of the combined Fund and the potential for economies of scale. Shareholders of Western Asset Emerging Markets Debt Fund may also benefit from an increase in assets and potential economies of scale.

The Boards of Directors, LMPFA and Western Asset will continue to monitor the market prices of the Funds’ shares; should market conditions change so that the Funds’ shares again trade at a similar premium or discount to their NAV, management of the Funds expects to seek the approval of the proposed merger from Western Asset Emerging Markets Floating Rate Fund’s shareholders.

A special note regarding recent market volatility

In recent weeks, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

Western Asset Emerging Markets Floating Rate Fund Inc.	V

Letter from the chairman continued

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “EFL” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEFLX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset Emerging Markets Floating Rate Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 8, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Floating Rate Fund Inc.	VII

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — August 31, 2008

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

August 31, 2008

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 52.0%
	Brazil — 5.6%
410,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	$407,950
	GTL Trade Finance Inc.:
150,000	7.250% due 10/20/17(a)	151,935
299,000	7.250% due 10/20/17(a)	301,560
250,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	250,625
	Vale Overseas Ltd., Notes:
361,000	8.250% due 1/17/34	409,503
1,362,000	6.875% due 11/21/36	1,338,143
	Total Brazil	2,859,716
	Colombia — 0.2%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	106,875
	India — 0.2%
114,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(b)	95,834
	Kazakhstan — 4.4%
330,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	326,700
310,000	HSBK Europe BV, 7.250% due 5/3/17(a)	258,075
	TuranAlem Finance BV, Bonds:
1,520,000	4.166% due 1/22/09(a)(b)	1,464,900
310,000	8.250% due 1/22/37(a)	220,100
	Total Kazakhstan	2,269,775
	Luxembourg — 3.1%
1,600,000	VTB Capital SA, Medium-Term Notes, 4.491% due 11/2/09(a)(b)	1,592,000
	Mexico — 14.0%
	Axtel SAB de CV:
10,000	7.625% due 2/1/17(a)	9,775
280,000	Senior Notes, 7.625% due 2/1/17(a)	273,000
100,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	105,000
	Pemex Project Funding Master Trust:
890,000	4.076% due 6/15/10(a)(b)	893,115
527,000	4.076% due 6/15/10(a)(b)	530,294
	Senior Notes:
3,379,000	3.411% due 12/3/12(a)(b)	3,298,749
2,110,000	3.411% due 12/3/12(a)(b)	2,059,887
	Total Mexico	7,169,820
	Netherlands — 1.2%
650,000	TuranAlem Finance BV, Medium-Term Notes, 4.166% due 1/22/09(a)(b)	626,438

See Notes to Financial Statements.

2	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Russia — 6.5%
		Evraz Group SA, Notes:
650,000		8.875% due 4/24/13(a)	$635,375
270,000		9.500% due 4/24/18(a)	259,875
		LUKOIL International Finance BV:
150,000		6.356% due 6/7/17(a)	135,000
150,000		6.656% due 6/7/22(a)	128,250
780,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	846,300
		TNK-BP Finance SA:
490,000		7.500% due 7/18/16(a)	439,775
540,000		Senior Notes, 7.875% due 3/13/18(a)	484,650
140,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	129,675
270,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	261,199
		Total Russia	3,320,099
		Thailand — 1.9%
		True Move Co., Ltd.:
570,000		10.750% due 12/16/13(a)	457,517
660,000		10.750% due 12/16/13(a)	528,000
		Total Thailand	985,517
		United Kingdom — 9.5%
		HSBC Bank PLC:
2,306,683		7.000% due 11/1/11(c)	2,240,735
11,018,000	RUB	Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10(a)	459,657
33,691,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(c)	1,361,155
830,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	830,000
		Total United Kingdom	4,891,547
		United States — 1.6%
820,000		KazMunaiGaz Finance Sub B.V., 8.375% due 7/2/13(a)	836,400
		Venezuela — 3.8%
1,850,648		Petrozuata Finance Inc., 8.220% due 4/1/17(a)	1,931,614
		TOTAL CORPORATE BONDS & NOTES (Cost — $27,574,990)	26,685,635

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

August 31, 2008

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
COLLATERALIZED SENIOR LOANS — 0.2%
		United States — 0.2%
		Ashmore Energy International:
17,403		Synthetic Revolving Credit Facility, 4.730% due 3/30/12(b)	$15,968
126,922		Term Loan, 2.701% due 3/30/14(b)	116,450
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $144,035)	132,418
SOVEREIGN BONDS — 43.0%
		Argentina — 3.1%
		Republic of Argentina:
1,174,000		Bonds, 7.000% due 9/12/13	841,236
1,005,573		Discount Notes, 8.280% due 12/31/33	751,666
		Total Argentina	1,592,902
		Brazil — 9.9%
9,232,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	5,078,999
		Colombia — 5.1%
		Republic of Colombia:
1,500,000		6.362% due 3/17/13(a)(b)	1,591,875
1,010,000		4.607% due 11/16/15(b)	1,037,775
		Total Colombia	2,629,650
		Ecuador — 1.5%
865,000		Republic of Ecuador, 10.000% due 8/15/30(a)	769,850
		Gabon — 0.6%
297,000		Gabonese Republic, 8.200% due 12/12/17(a)	304,425
		Indonesia — 2.5%
		Republic of Indonesia:
3,175,000,000	IDR	10.250% due 7/15/22	299,497
3,745,000,000	IDR	11.000% due 9/15/25	367,216
3,057,000,000	IDR	10.250% due 7/15/27	280,121
3,610,000,000	IDR	9.750% due 5/15/37	309,604
		Total Indonesia	1,256,438
		Mexico — 8.2%
4,220,000		United Mexican States, Medium-Term Notes, 3.488% due 1/13/09(b)	4,221,055
		Russia — 0.4%
197,791		Russian Federation, 8.250% due 3/31/10(a)	204,609
		Turkey — 3.8%
2,073,000		Republic of Turkey, Notes, 6.875% due 3/17/36	1,940,846

See Notes to Financial Statements.

4	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Venezuela — 7.9%
		Bolivarian Republic of Venezuela:
270,000		5.750% due 2/26/16	$ 209,250
4,300,000		Collective Action Securities, 3.791% due 4/20/11(a)(b)	3,864,625
		Total Venezuela	4,073,875
		TOTAL SOVEREIGN BONDS (Cost — $22,851,942)	22,072,649
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $50,570,967)	48,890,702
SHORT-TERM INVESTMENTS — 4.8%
		Sovereign Bonds — 4.6%
1,400,000	MYR	Bank Negara Malaysia Islamic Notes, zero coupon bond to yield 3.462% due 10/7/08	411,150
		Bank Negara Malaysia Monetary Notes:
700,000	MYR	Zero coupon bond to yield 3.428% due 9/23/08	205,851
2,958,000	MYR	Zero coupon bond to yield 0.083% due 10/21/08	867,751
90,000	MYR	Zero coupon bond to yield 3.471% due 11/13/08	26,343
80,000	MYR	Zero coupon bond to yield 3.496% due 2/17/09	23,181
		Egypt Treasury Bills:
2,150,000	EGP	Zero coupon bond to yield 7.600% due 11/25/08	389,040
1,375,000	EGP	Zero coupon bond to yield 10.395% due 12/30/08	245,633
975,000	EGP	Zero coupon bond to yield 10.493% due 1/13/09	173,287
		Total Sovereign Bonds (Cost — $2,386,040)	2,342,236
		U.S. Government Agency — 0.2%
109,000		Federal National Mortgage Association (FNMA), Discount Notes 1.262%-1.958% due 12/15/08(d)(e) (Cost — $108,510)	108,180
		TOTAL SHORT-TERM INVESTMENTS (Cost — $2,494,550)	2,450,416
		TOTAL INVESTMENTS — 100.0% (Cost — $53,065,517#)	$51,341,118

†  Face amount denominated in U.S. dollars, unless otherwise noted.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b) Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.

(c) Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 2).

(d) Rate shown represents yield-to-maturity.

(e) All or a portion of this security is held at the broker as collateral for open futures contracts.

#  Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	—	Brazilian Real
EGP	—	Egyptian Pound
IDR	—	Indonesian Rupiah
MYR	—	Malaysian Ringgit
OJSC	—	Open Joint Stock Company
RUB	—	Russian Ruble

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

August 31, 2008

ASSETS:
Investments, at value (Cost — $53,065,517)	$51,341,118
Foreign currency, at value (Cost — $409,925)	402,384
Receivable for securities sold	2,760,569
Interest receivable	794,105
Interest receivable for open swap contracts	158,609
Receivable from broker — variation margin on open futures contracts	9,513
Prepaid expenses	12,420
Total Assets	55,478,718
LIABILITIES:
Unrealized depreciation on swaps	1,315,995
Payable for securities purchased	447,896
Interest payable for open swap contracts	275,852
Due to custodian	102,559
Investment management fee payable	48,015
Payable for open forward currency contracts	8,744
Interest payable	434
Accrued expenses	74,010
Total Liabilities	2,273,505
TOTAL NET ASSETS	$53,205,213
NET ASSETS:
Par value ($0.001 par value; 4,309,797 shares issued and outstanding; 100,000,000 shares authorized)	$ 4,310
Paid-in capital in excess of par value	57,217,197
Undistributed net investment income	530,411
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(1,467,663)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(3,079,042)
TOTAL NET ASSETS	$53,205,213
Shares Outstanding	4,309,797
Net Asset Value	$12.35

See Notes to Financial Statements.

6	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended August 31, 2008

INVESTMENT INCOME:
Interest	$ 1,850,283
Less: Foreign taxes withheld	(10,699)
Total Investment Income	1,839,584
EXPENSES:
Investment management fee (Note 3)	288,150
Shareholder reports	33,514
Audit and tax	22,413
Legal fees	12,316
Transfer agent fees	11,135
Stock exchange listing fees	10,966
Custody fees	6,501
Directors’ fees	6,115
Commitment fees (Note 5)	3,577
Restructuring and reorganization fees	3,410
Insurance	1,425
Miscellaneous expenses	4,204
Total Expenses	403,726
NET INVESTMENT INCOME	1,435,858
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	17,780
Futures contracts	(247,673)
Swap contracts	(237,022)
Foreign currency transactions	(46,410)
Net Realized Loss	(513,325)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,414,907)
Futures contracts	344,005
Swap contracts	778,778
Foreign currencies	(17,048)
Change in Net Unrealized Appreciation/Depreciation	(309,172)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(822,497)
INCREASE IN NET ASSETS FROM OPERATIONS	$613,361

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	7

Statements of changes in net assets

FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (unaudited) AND THE YEAR ENDED FEBRUARY 29, 2008	August 31	February 29
OPERATIONS:
Net investment income	$ 1,435,858	$ 3,288,750
Net realized loss	(513,325)	(139,952)
Change in net unrealized appreciation/depreciation	(309,172)	(4,863,055)
Increase (Decrease) in Net Assets From Operations	613,361	(1,714,257)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,027,738)	(3,464,347)
Net realized gains	(168,793)	(1,194,915)
Decrease in Net Assets From Distributions to Shareholders	(2,196,531)	(4,659,262)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (4,502 and 1,586 shares reissued, respectively)	64,937	21,696
Increase in Net Assets From Fund Share Transactions	64,937	21,696
DECREASE IN NET ASSETS	(1,518,233)	(6,351,823)
NET ASSETS:
Beginning of period	54,723,446	61,075,269
End of period*	$53,205,213	$54,723,446
* Includes undistributed net investment income of:	$530,411	$1,122,291

See Notes to Financial Statements.

8	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:

	2008[1]	2008[2]	2007	2006	2005	2004[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.71	$14.19	$15.24	$14.18	$13.28	$11.23
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.33	0.76	0.82	0.86	0.88	1.01
Net realized and unrealized gain (loss)	(0.18)	(1.16)	(0.00)[3]	0.96	0.90	2.09
Total income (loss) from operations	0.15	(0.40)	0.82	1.82	1.78	3.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.80)	(0.63)	(0.70)	(0.73)	(1.05)
Net realized gains	(0.04)	(0.28)	(1.24)	(0.06)	(0.15)	—
Total distributions	(0.51)	(1.08)	(1.87)	(0.76)	(0.88)	(1.05)
NET ASSET VALUE, END OF PERIOD	$12.35	$12.71	$14.19	$15.24	$14.18	$13.28
MARKET PRICE, END OF PERIOD	$15.98	$11.74	$13.62	$13.85	$14.02	$13.69
Total return, based on NAV[4,5]	1.18%	(3.09)%	5.69%	13.31%	14.02%	28.37%
Total return, based on Market Price[5]	41.16%	(6.06)%	12.61%	4.77%	9.50%	31.55%
NET ASSETS, END OF PERIOD (000s)	$53,205	$54,723	$61,075	$65,579	$61,025	$57,143
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.47%[6,7]	1.43%	2.52%	3.05%	2.40%	2.36%
Gross expenses, excluding interest expense	1.47 [6]	1.43	1.68	1.57	1.67	1.70
Net expenses	1.47 [6,7]	1.43 [8]	2.52	3.05 [8]	2.40	2.36
Net expenses, excluding interest expense	1.47 [6]	1.43 [8]	1.68	1.57 [8]	1.67	1.70
Net investment income	5.23 [6]	5.56	5.28	5.98	6.57	7.93
PORTFOLIO TURNOVER RATE	24%	46%	95%	89%	136%	87%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	— [9]	— [9]	— [9]	$15,000	$15,000	$15,000
Weighted Average Loan (000s)	— [9]	— [9]	$14,433 [9]	$15,000	$15,000	$15,000
Weighted Average Interest Rate on Loans	— [9]	— [9]	5.15%[9]	4.85%	2.83%	2.40%

1 For the six months ended August 31, 2008 (unaudited).

2 For the year ended February 29.

3 Amount represents less than $0.01 per share.

4 Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5 The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6 Annualized.

7 Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would both have been 1.46%.

8 Reflects fee waivers and/or expense reimbursements.

9 At August 31, 2008, February 29, 2008 and February 28, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	9

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Floating Rate Fund Inc. (the “Fund”) was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

10	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	11

Notes to financial statements (unaudited) continued

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.

12	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

such termination or suspension could have an adverse effect on the market price for the Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary

14	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	August 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$51,341,118	—	$51,341,118	—
Other Financial Instruments*	(1,340,400)	$(15,661)	(1,324,739)	—
Total	$50,000,718	$(15,661)	$50,016,379	—

*  Other financial instruments include futures, swaps and forward contracts.

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

4. Investments

During the six months ended August 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,865,975
Sales	13,250,623

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

At August 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 706,029
Gross unrealized depreciation	(2,430,428)
Net unrealized depreciation	$(1,724,399)

At August 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contract to Sell:
U.S. Treasury, 10-Year Notes	51	12/08	$5,874,839	$5,890,500	$(15,661)

At August 31, 2008, the Fund had the following open forward foreign currency contracts:

	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Indian Rupee	8,566,100	$194,644	9/16/08	$(2,868)
Indian Rupee	7,190,150	163,379	9/16/08	(3,873)
Indian Rupee	5,710,000	129,746	9/16/08	(2,003)
Net unrealized loss on open forward foreign currency contracts				$(8,744)

At August 31, 2008, the Fund held the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND	UNREALIZED DEPRECIATION
Interest Rate Swaps:
				6-Month
JPMorgan Chase Bank NA	$16,000,000	12/28/10	6.130%	LIBOR	$(957,669)
				6-Month
JPMorgan Chase Bank NA	4,120,000	3/3/15	4.805%	LIBOR	(138,208)
				3-Month
JPMorgan Chase Bank NA	5,000,000	8/22/12	5.063%	LIBOR	(218,534)
					$(1,314,411)
Credit Default Swaps:
Morgan Stanley & Co. Inc.
(TuranAlem Finance BV,				7.500%
8.000% due 3/24/14)	330,000	10/29/08	(a)	quarterly	$(1,584)
Net unrealized depreciation on open swap contracts					$(1,315,995)

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

16	Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report

5. Loan

At August 31, 2008, the Fund had a $7,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 16, 2007, among the Fund, CHARTA, LLC (the “Lender”), as sucessor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended August 31, 2008, the Fund incurred a commitment fee in the amount of $3,577. The Fund did not have any borrowings outstanding during the six months ended August 31, 2008.

6. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Emerging Markets Floating Rate Fund Inc. 2008 Semi-Annual Report	17

Dividend reinvestment plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“Fund”), formerly known as Salomon Brothers Emerging Markets Floating Rate Fund Inc. on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in

18	Western Asset Emerging Markets Floating Rate Fund Inc.

newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

Western Asset Emerging Markets Floating Rate Fund Inc.	19

Dividend reinvestment plan (unaudited) continued

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share distributions or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling capital gains distributions or income distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distributions paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distributions. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other

20	Western Asset Emerging Markets Floating Rate Fund Inc.

regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Floating Rate Fund Inc.	21

Western Asset Emerging Markets Floating Rate Fund Inc.

Directors	Subadviser
Carol L. Colman	Western Asset Management Company
Daniel P. Cronin
Paolo M. Cucchi	Custodian
Leslie H. Gelb	State Street Bank and Trust Company
R. Jay Gerken, CFA	225 Franklin Street
Chairman	Boston, Massachusetts 02110
William R. Hutchinson
Riordan Roett	Transfer agent
Jeswald W. Salacuse	American Stock Transfer & Trust Company
59 Maiden Lane
Officers	New York, New York 10038
R. Jay Gerken, CFA
President and Chief Executive Officer	Independent registered public accounting firm
Kaprel Ozsolak	KPMG LLP
Chief Financial Officer and Treasurer	345 Park Avenue
Ted P. Becker	New York, New York 10154
Chief Compliance Officer
Robert I. Frenkel	Legal counsel
Secretary and Chief Legal Officer	Simpson Thacher & Bartlett LLP
Thomas Mandia	425 Lexington Avenue
Assistant Secretary	New York, New York 10017
Steven Frank
Controller	New York Stock Exchange Symbol
Albert Laskaj	EFL
Controller

Western Asset Emerging Markets Floating Rate Fund Inc.
55 Water Street
New York, New York 10041

Investment manager
Legg Mason Partners Fund
Advisor, LLC

Western Asset Emerging Markets Floating Rate Fund Inc.

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010336 10/08 SR08-654

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Floating Rate Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	November 7, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Emerging Markets Floating Rate Fund Inc.

Date:	November 7, 2008